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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      January 29, 2004
                                                 -------------------------------

                                 MEDIABAY, INC.
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             (Exact name of registrant as specified in its charter)

          FLORIDA                      1-13469                   65-0429858
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(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

          2 Ridgedale Avenue, Suite 300, Cedar Knolls, New Jersey 07927
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:    (973) 539-9528
                                                   -----------------------------

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Item 5.  Other Events.

         On January 29, 2004, MediaBay, Inc. announced a private offering of 6% Senior Subordinated Convertible Promissory Notes and Warrants. For more information, please see the press release attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibits.

         99.1 Press Release, dated January 29, 2004, issued by MediaBay, Inc.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MEDIABAY, INC.

                                           By:  /s/ John F. Levy
                                               -----------------------------
                                                Executive Vice President and
                                                Chief Financial Officer


Date:  January 29, 2004

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                                  EXHIBIT INDEX

                                   Description

99.1     Press Release of MediaBay dated January 29, 2004.